UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2011

Chiquita Brands International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio		45202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-784-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Beginning September 8, 2011, the company entered into Change in Control Severance Agreements (the "CIC Agreements") with named executive officers who had similar agreements that expired in August 2011.

The material terms of the CIC Agreements are the same as the prior form of Agreement filed as Exhibit 10.6 to our 10-Q for the quarter ended September 30, 2010, and summarized in our proxy statement for the 2011 annual meeting. As noted in the proxy statement, the new agreements do not provide for a tax "gross up" benefit if payments are subject to the excise tax imposed by the Internal Revenue Code.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiquita Brands International, Inc.

September 9, 2011	By:	/s/ James E. Thompson

Name: James E. Thompson
Title: Senior Vice President, General Counsel and Secretary